MANNING & NAPIER FUND, INC.

Supplement dated April 20, 2012 to the prospectus dated March 1, 2012 for the following Series and Classes (the “Prospectus”):

Target Income Series – Classes C, I, K and R

Target 2010 Series – Classes C, I, K and R

Target 2020 Series – Classes C, I, K and R

Target 2030 Series – Classes C, I, K and R

Target 2040 Series – Classes C, I, K and R

Target 2050 Series – Classes C, I, K and R

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Parts 1 and 2 of this supplement address upcoming enhancements expected to be made to the Manning & Napier Fund, Inc. Target Series mutual funds effective in June 2012:

1.	Changes to the principal investment strategy of the Pro-Blend Conservative Term Series, one of the current underlying funds of the Target Income Series and the Target 2010 Series

The Manning & Napier Fund, Inc. Pro-Blend Conservative Term Series is the underlying fund of the Target Income Series and one of the underlying funds of the Target 2010 Series. Effective on or about June 5, 2012, the principal investment strategy of the Pro-Blend Conservative Term Series with respect to its investments in equity securities will change to include (i) a greater emphasis on dividend-paying common stocks, which will be selected using a quantitative method, and (ii) a larger allocation to securities of issuers in the real estate industry, including real estate investment trusts (REITs) and real estate operating companies (REOCs).

2.	Changes to the Target Series’ glide path

Effective on or about June 5, 2012, the Series’ glide path, which determines the Series’ target allocations among the underlying funds over time, will change. In connection with this change:

a)	Effective on or about June 5, 2012, each Series other than the Target Income Series will reach its most conservative allocation five years after its target date. Previously, a Series reached its most conservative allocation six years after its target date.

b)	Effective on or about June 5, 2012, the second and third paragraphs of the section of the Prospectus titled “More Information About the Series’ Investment Strategies and Risks – The Series’ Asset Allocation Strategies”, as well as the table titled “Projected Allocation to the Underlying Funds” will be deleted and replaced by the following:

The graph below represents the “glide range” of the Target Series and illustrates the range of equity exposure and equity allocation midpoints over time. The Target Series’ “glide range” is dynamic in nature, providing flexibility to proactively adjust each Series’ asset mix through adjustments in the holdings of the underlying funds based on fundamental changes in the prevailing market environment, in addition to the systematic shift to a generally more conservative range of equity exposure as the time until the target date shortens. When the Advisor’s security selection strategies and pricing disciplines indicate that equities offer attractive absolute returns, the Target Series will have greater exposure to stocks. Conversely, when the Advisor’s strategies and disciplines imply that the equity markets do not offer attractive absolute returns, the Target Series will have a greater fixed income allocation.

The Advisor’s asset allocation decisions are implemented at the underlying fund level. For equities, the Advisor’s top-down/macroeconomic and bottom-up fundamental analysis focuses on price and seeks to invest in stocks that are attractively valued and have attractive long-term earnings potential. For fixed income securities, the Advisor focuses on bond market sectors and securities that it believes offer yields sufficient to compensate the investor for the risks specific to the sector or security. Allocations to various asset classes at the underlying fund level are the result of finding attractively valued securities and are not based on pre-determined strategic allocations or benchmark weightings.

Each Target Date Series reaches its most conservative planned allocation approximately five years after its target date. At such time, a Target Date Series’ allocations should be substantially the same as the allocations of the Target Income Series, and the Fund’s Board of Directors expects to approve the combination of the Target Date Series with the Target Income Series. At that time, the Target Date Series’ shareholders will become shareholders of the Target Income Series. Shareholders will be notified prior to such combination.

The Advisor reserves the right to modify the glide range from time to time should circumstances warrant. Further, the Advisor reserves the right to modify a Series’ allocations and underlying fund weightings and to substitute other underlying funds and add additional underlying funds from time to time should circumstances warrant a change.

c)	When the glide path changes have been implemented, the Target Series’ current target allocations among the underlying funds will be changed as set forth below:

Series	Pro-Blend Conservative Term Series	Pro-Blend Moderate Term Series	Pro-Blend Extended Term Series	Pro-Blend Maximum Term Series
Target Income Series	100%	0%	0%	0%
Target 2010 Series	40%	60%	0%	0%
Target 2020 Series	0%	40%	60%	0%
Target 2030 Series	0%	0%	60%	40%
Target 2040 Series	0%	0%	10%	90%
Target 2050 Series	0%	0%	0%	100%

3.	In the Target 2040 Series Summary Section of the prospectus, the lowest quarterly return in the section titled “Summary of Past Performance” is hereby deleted and replaced with the following:

Lowest (quarter ended 9/30/11): (16.98%)

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Supp Target 04/2012